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                                                                   EXHIBIT 10.47












                            QUESTRON TECHNOLOGY, INC.
                        QUESTRON OPERATING COMPANY, INC.




                          SECURITIES PURCHASE AGREEMENT





                          DATED AS OF NOVEMBER 9, 2000



   $17,500,000 14.50% SERIES B SENIOR SUBORDINATED NOTES DUE JUNE 30, 2005 OF
                        QUESTRON OPERATING COMPANY, INC.

           750,000 SHARES OF COMMON STOCK OF QUESTRON TECHNOLOGY, INC.


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                             TABLE OF CONTENTS                              PAGE

1.       PURCHASE AND SALE OF SECURITIES.......................................1
         1.1      Issue of Securities..........................................1
         1.2      The Closing..................................................1
         1.3      Original Issue Discount......................................2
2.       WARRANTIES AND REPRESENTATIONS OF THE ISSUERS.........................3
         2.1      Nature of Business...........................................3
         2.2      Financial Statements; Debt; Material Adverse Change..........3
         2.3      Subsidiaries and Affiliates..................................4
         2.4      Title to Properties..........................................5
         2.5      Taxes........................................................5
         2.6      Pending Litigation...........................................6
         2.7      Corporate Organization and Authority.........................6
         2.8      Charter Instruments, Other Agreements........................7
         2.9      Restrictions on the Company..................................7
         2.10     Compliance with Law..........................................8
         2.11     Pension Plans................................................8
         2.12     Environmental Compliance.....................................9
         2.13     Due Authorization; Enforceability...........................10
         2.14     Governmental Consent to Sale of Purchased Securities........11
         2.15     Hart-Scott-Rodino Compliance................................12
         2.16     No Defaults.................................................12
         2.17     Private Offering of Purchased Securities....................12
         2.19     Use of Proceeds.............................................13
         2.19     Capitalization..............................................13
         2.20     Senior Credit Documents.....................................15
         2.21     Solvency....................................................15
         2.22     Full Disclosure.............................................15
3.       REPRESENTATIONS OF THE PURCHASERS....................................16
         3.1      Purchase for Investment.....................................16
         3.2      ERISA.......................................................17
4.       CLOSING CONDITIONS...................................................18
         4.1      Opinions of Counsel.........................................19
         4.2      Warranties and Representations True; Compliance.............19
         4.3      Officers' Certificates......................................19
         4.4      Organic Documents...........................................20
         4.5      Legality....................................................20
         4.6      Financing Documents.........................................20
         4.7      Certain Consents and Agreements.............................21
         4.8      Senior Debt.................................................21
         4.9      Use of Proceeds; Prepayment of Senior Debt..................22
         4.10     Offeree Letter..............................................22
         4.11     Private Placement Numbers...................................22
         4.12     Fees and Expenses...........................................22
         4.13     Transaction Fee.............................................22
         4.14     Other Purchasers............................................22
         4.15     Proceedings Satisfactory....................................23
         4.16     Side Letter.................................................23

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5.       INTERPRETATION OF THIS AGREEMENT.....................................23
         5.1      Terms Defined...............................................23
         5.2      Other Definitions...........................................25
         5.3      Directly or Indirectly......................................25
         5.4      Section Headings and Table of Contents and Construction.....26
         5.5      Governing Law...............................................26
6.       MISCELLANEOUS........................................................26
         6.1      Communications..............................................26
         6.2      Reproduction of Documents...................................27
         6.3      Survival; Entire Agreement..................................27
         6.4      Successors and Assigns......................................27
         6.5      Amendment and Waiver........................................27
         6.6      Expenses....................................................28
         6.7      Waiver of Jury Trial; Consent to Jurisdiction; Etc..........28
         6.8      Indemnification of Each Purchaser...........................29
         6.9      Execution in Counterpart....................................31



Annex 1   --    Information as to Purchasers
Annex 2   --    Payment Instructions at Closing; Address of Company for Notices
Annex 3   --    Information as to Company


Exhibit 1.1(a)--       Form of Note Agreement
Exhibit 1.1(b)--       Form of Charter
Exhibit 4.1(a)--       Form of Opinion of Company Counsel
Exhibit 4.1(b)--       Form of Opinion of Purchasers' Counsel
Exhibit 4.3(a)--       Form of Officers' Certificate - Company
Exhibit 4.3(b)--       Form of Officers' Certificate - Parent
Exhibit 4.3(c)--       Form of Secretary's Certificate - Company
Exhibit 4.3(d)--       Form of Secretary's Certificate - Parent
Exhibit 4.3(e)--       Form of Secretary's Certificate - Subsidiary Affiliate
                       Guarantor
Exhibit 4.6(c)--       Form of Affiliate Guaranty
Exhibit 4.6(d)--       Form of Investors' Rights Agreement

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                            QUESTRON TECHNOLOGY, INC.
                        QUESTRON OPERATING COMPANY, INC.

                          SECURITIES PURCHASE AGREEMENT

    17,500,000 14.50% SERIES B SENIOR SUBORDINATED NOTES DUE JUNE 30, 2005 OF
                        QUESTRON OPERATING COMPANY, INC.

           750,000 SHARES OF COMMON STOCK OF QUESTRON TECHNOLOGY, INC.

                                                    Dated as of November 9, 2000

         QUESTRON TECHNOLOGY, INC. (together with any successors and assigns who become such in accordance herewith, the "PARENT"), a Delaware corporation, and QUESTRON OPERATING COMPANY, INC. (together with any successors and assigns who become such in accordance herewith, the "COMPANY;" and, together with the Parent, the "ISSUERS"), a Delaware corporation, hereby agree with ALBION ALLIANCE MEZZANINE FUND II, L.P., IBJ WHITEHALL BANK & TRUST COMPANY and EXETER CAPITAL PARTNERS IV, L.P. (collectively, the "PURCHASERS") as set forth below.

1.       PURCHASE AND SALE OF SECURITIES.

         1.1      ISSUE OF SECURITIES.

                  (a) ISSUE OF NOTES. The Company will authorize the issue of Seventeen Million Five Hundred Thousand Dollars ($17,500,000) in aggregate principal amount of its fourteen and fifty one-hundredths percent (14.50%) Series B Senior Subordinated Notes due June 30, 2005 (all such notes, whether initially issued, or issued in exchange or substitution for any such note, in each case in accordance with the Note Agreement, collectively, the "NOTES"). The Notes shall be issued pursuant to a Note Agreement (as may be amended, restated or otherwise modified from time to time, the "NOTE Agreement") in the form of
         Exhibit 1.1(a). The Notes shall be in the form of Attachment A to the Note Agreement, and shall have the terms as provided in the Note Agreement and in the Notes.

                  (b) ISSUE OF COMMON SHARES. The Parent will authorize the issuance of an aggregate of seven hundred fifty thousand (750,000) shares (the "COMMON SHARES") of its Common Stock. The rights and obligations of holders of Common Stock shall be governed by the Charter, which is in the form of Exhibit 1.1(b), and by applicable law.

         1.2      THE CLOSING.

                  (a) PURCHASE AND SALE OF PURCHASED SECURITIES. The Company hereby agrees to sell to each Purchaser, and each Purchaser, by its execution and delivery of this Agreement, hereby agrees, severally and not jointly, to purchase from the Company, in accordance with the provisions hereof, the aggregate principal

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         amount of Notes set forth below such Purchaser's name on Annex 1 at the purchase price for such Notes, equal to 93.57142% of the principal amount of Notes to be purchased, set forth on Annex 1 hereto.

                  The Parent hereby agrees to sell to each Purchaser, and each Purchaser, by its execution and delivery of this Agreement, hereby agrees, severally and not jointly, to purchase from the Parent, in accordance with the provisions hereof, the aggregate number of Common Shares set forth below such Purchaser's name on Annex 1, at a purchase price for Common Shares, equal to $1.50 per share, set forth on Annex 1 hereto.

                  (b) THE CLOSING. The closing (the "CLOSING") of the sale of the Purchased Securities will be held at 10:00 a.m., local time, on November 9, 2000, or such other time and date as the Purchasers, the Parent and the Company shall agree (the "CLOSING DATE"), at the office of Bingham Dana LLP, One State Street, 22nd Floor, Hartford, Connecticut 06103. At the Closing:

                           (i) the Company will deliver to each Purchaser one or
                  more Notes (as set forth below such Purchaser's name on Annex
                  1), in the denominations indicated on Annex 1, in the aggregate principal amount of its purchase, dated the Closing Date and registered in the name of the holder indicated on Annex 1; and

                           (ii) the Parent will deliver to each Purchaser one or
                  more certificates (as set forth below such Purchaser's name on Annex 1), representing the number of Common Shares indicated below its name on Annex 1 and registered in the name of the holder indicated on Annex 1;

         against payment by federal funds wire transfer in immediately available funds of the purchase price therefor, as directed by the Company on Annex 2, which shall be an account at a bank located in the United States of America. The Parent hereby agrees to deliver the Common Shares in consideration of the Purchasers' execution and delivery of the Note Agreement and their purchase of the Notes, in respect of which the Parent shall receive a direct financial benefit.

                  (c) PURCHASES AND OTHER OBLIGATIONS SEVERAL. The sales of the Purchased Securities to each Purchaser are separate and several sales. All obligations of any Purchaser under this Agreement extend only to that Purchaser and to no other Purchaser, and all such obligations are several and not joint.

         1.3      ORIGINAL ISSUE DISCOUNT.

         The Parent and the Company and the Purchasers agree that, for all United States federal, state and local income tax purposes with respect to the transactions contemplated by the Financing Documents, the original issue discount attributable to the Notes issued by the Company in accordance with the terms and conditions of the Securities Purchase Agreement is equal to One Million One Hundred Twenty-Five Thousand Dollars ($1,125,000.00). The Parent, the Company and each Purchaser agree to use the foregoing in preparing all United States federal, state and local income tax returns and for all other

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income tax purposes with respect to the transactions contemplated by the
Financing Documents.

2.       WARRANTIES AND REPRESENTATIONS OF THE ISSUERS

         To induce each Purchaser to enter into this Agreement and to purchase and pay for the Purchased Securities to be delivered to such Purchaser at the Closing, the Issuers jointly and severally warrant and represent, as of the Closing Date, and after giving effect to the transactions contemplated by the Financing Documents and the use of the proceeds thereof, as follows:

         2.1      NATURE OF BUSINESS.

         The management presentations to investors (the "OFFERING MEMORANDUM") describes correctly in all material respects the general nature of the business and principal Properties and assets of the Issuers and the Subsidiaries.

         2.2      FINANCIAL STATEMENTS; DEBT; MATERIAL ADVERSE CHANGE.

                  (a) FINANCIAL STATEMENTS. The Parent has provided each Purchaser with the consolidated financial statements of the Parent and the Subsidiaries listed on PART 2.2(A)(I) OF ANNEX 3. Such financial statements present fairly in all material respects the consolidated financial position of the Parent and the Subsidiaries as of the respective dates specified therein and the results of their consolidated operations and cash flows for the respective periods so specified in conformity with GAAP applied on a consistent basis throughout the periods involved.

                  (b) DEBT. PART 2.2(B) OF ANNEX 3 lists all Debt of the Issuers and the Subsidiaries as of the Closing Date, both before and after giving effect to the transactions contemplated by the Financing Documents and the use of the proceeds thereof, and provides the following information with respect to each item of such Debt: the obligor, each guarantor thereof and each other Person similarly liable in respect thereof, the holder thereof (to the knowledge of the Issuers), the outstanding amount, the current portion of the outstanding amount, the final maturity, required sinking fund payments, and a description of the collateral securing such Debt.

                  (c) LIENS. PART 2.2(C) OF ANNEX 3 lists all Liens securing Debt of the Issuers and the Subsidiaries in existence as of the Closing Date, both before and after giving effect to the transactions contemplated by the Financing Documents and the use of the proceeds thereof, and provides the following information with respect to each
         Lien: the holder thereof, the outstanding amount secured, the nature of the Debt and a description of the collateral.

                  (d) CONTINGENT OBLIGATIONS. There are no Guaranties or other contingent obligations in respect of which disclosure is required, or for which provisions are required to be made, in the Company's consolidated financial

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         statements in accordance with GAAP, other than those so disclosed, and for which such provision has been made, in the financial statements referred to in Section 2.2(a) and which are described on PART 2.2(A) OF ANNEX 3.

                  (e) MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no change in the business, operations, profits, financial condition, Properties or business prospects of the Issuer and the Subsidiaries or of the Company and its Subsidiaries except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (f) PROJECTIONS. The Parent has delivered to each Purchaser projected financial statements of the Issuers contained in the Offering Memorandum and those specified in PART 2.2(F) OF ANNEX 3 (the "PROJECTIONS"). The assumptions used in preparation of the Projections were reasonable when made and continue to be reasonable. Such Projections have been prepared by the executive or financial personnel of the Company or the Parent in the light of the business of the Issuers and the Subsidiaries. Such Projections have been prepared in good faith, have a reasonable basis and represent the good faith opinion of the Issuers as to the projected results of the operations of the Issuers and the Subsidiaries. No material facts have occurred since the preparation of the Projections that would cause the Projections, taken as a whole, not to be reasonably attainable, and the Issuers do not have, on the Closing Date, any material obligations (whether accrued, matured, absolute, actual, contingent or otherwise) that are not reflected in the Projections.

                  (g) INVESTMENTS. PART 2.2(G) OF ANNEX 3 lists all Investments of the Company outstanding on the Closing Date which, but for clause
         (g) of the definition of Restricted Investments, would be classified as Restricted Investments in accordance with the provisions of the Note Agreement.

         2.3      SUBSIDIARIES AND AFFILIATES.

                  (a) OWNERSHIP OF SUBSIDIARIES. PART 2.3(A) OF ANNEX 3 sets forth for each Subsidiary:

                           (i) its full legal name;

                           (ii) its jurisdiction of incorporation or
                  organization; and

                           (iii) the percentage of the Voting Stock which is
                  held by the Parent and each other Subsidiary.

         All of the Capital Stock of each Subsidiary is owned, directly or indirectly through another Subsidiary, by the Parent.

                  (b) AFFILIATES. PART 2.3(B) OF ANNEX 3 sets forth the name of each Affiliate (other than members of the families of officers and directors of the Company) and the nature of the affiliation of such Affiliate.

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         2.4      TITLE TO PROPERTIES.

                  (a) GENERAL. The Issuers and the Subsidiaries have good and marketable title to all of the Property reflected in the most recent consolidated balance sheet referred to in Section 2.2 (except as sold or otherwise disposed of in the ordinary course of business), free from Liens not permitted by the provisions of the Note Agreement. Each of the Issuers and the Subsidiaries have maintained and kept, or caused to be maintained and kept, its respective Properties in good repair, working order and condition (ordinary wear and tear excepted).

                  (b) LEASES. All leases necessary for the conduct of the business of the Issuers and the Subsidiaries are valid and subsisting and are in full force and effect, except for such failures to be valid and subsisting that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. Each lease of real Property grants to an Issuer or Subsidiary party thereto the right to the quiet enjoyment of the premises leased thereunder during the term thereof, except where the absence of such grants, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (c) INTELLECTUAL PROPERTY. Except as disclosed in PART 2.4(C) OF ANNEX 3:

                           (i) each of the Issuers and the Subsidiaries owns or
                  possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                           (ii) no product or practice of an Issuer or any
                  Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person;

                           (iii) there is no Material violation by any Person of
                  any right of any Issuer or any Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by an Issuer or any Subsidiary; and

                           (iv) all Material filings in federal and state
                  offices (including, without limitation, the United States Patent and Trademark Office) in respect of all such patents, pending patents, copyrights, service marks, trademarks and tradenames, and licenses with respect thereto, necessary to protect the rights therein of the Issuers and the Subsidiaries against third parties, have been made.

         2.5      TAXES.

                  (a) RETURNS FILED; TAXES PAID. All tax returns required to be filed by the Issuers and the Subsidiaries and each other Person with which any Issuer or Subsidiary files or has filed a consolidated return in any jurisdiction have in fact

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         been filed on a timely basis. All taxes, assessments, fees and other governmental charges upon the Issuers, the Subsidiaries and any such Person, and upon any of their respective Properties, income or franchises, that are due and payable have been paid, except for such failures to pay that, in the aggregate for all such Persons, could not reasonably be expected to have a Material Adverse Effect. The Issuers know of no proposed additional tax assessment against either of them or any such Person that could reasonably be expected to have a Material Adverse Effect.

                  (b) BOOK PROVISIONS ADEQUATE. The amount of the liability for taxes reflected in each of the balance sheets referred to in Section 2.2(a) is in each case an adequate provision for taxes as of the date of such balance sheet (including, without limitation, any payment due pursuant to any tax sharing agreement) as are or may become payable by any one or more of the Issuers, the Subsidiaries and the other Persons consolidated with any of them in such financial statements in respect of all tax periods ending on or prior to such dates.

         2.6      PENDING LITIGATION.

                  (a) PENDING LITIGATION. There are no proceedings, actions or investigations pending against or, to the knowledge of either Issuer, threatened against or affecting, any Issuer or Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

                  (b) NO VIOLATIONS. Neither the Company nor any Subsidiary is in violation of any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such violations, could reasonably be expected to have a Material Adverse Effect.

         2.7      CORPORATE ORGANIZATION AND AUTHORITY.

         Each of the Issuers and each Subsidiary:

                  (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation;

                  (b) has all corporate power and authority necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

                  (c) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

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                  (d) has duly qualified or has been duly licensed, and is
         authorized to do business and is in good standing, as a foreign corporation, in each state in the United States of America and in each other jurisdiction where it is required to do so, except where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

         2.8      CHARTER INSTRUMENTS, OTHER AGREEMENTS.

         Neither Issuer nor any Subsidiary is in violation in any respect of:

                  (a) any term of any charter instrument (including, without limitation, the Charter) or bylaw; or

                  (b) any term in any agreement or other instrument to which it is a party or by which it or any of its Property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.9      RESTRICTIONS ON THE COMPANY.

         Neither Issuer and no Subsidiary:

                  (a) is a party to any contract or agreement, or subject to any charter or other corporate restriction that, in the aggregate for all such contracts, agreements, and charter and corporate restrictions, is reasonably likely to have a Material Adverse Effect;

                  (b) is a party to any contract or agreement that restricts its right or ability to incur Debt, to make guarantees or to issue Common Stock of the Company, as the case may be, other than the Financing Documents and the agreements listed on PART 2.9(B) OF ANNEX 3, none of which restricts the issuance and sale of the Purchased Securities or the execution and delivery of or the compliance with this Agreement or the other Financing Documents by the Issuers and the Affiliate Guarantors;

                  (c) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by the provisions of the Note Agreement; or

                  (d) is (other than as identified on PART 2.9(D) OF ANNEX 3) subject to any encumbrance, restriction, limitation or prohibition on the ability of any Subsidiary, whether by agreement, amendment or modification of any existing agreement or otherwise, to:

                           (i) pay dividends or make any other distributions on
                  the Capital Stock of such Subsidiary or any other interest or participation measured by its profits;

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                           (ii) pay any Debt or other indebtedness or obligation
                  owed to the Company or any other Subsidiary owning Capital Stock of such Subsidiary;

                           (iii) make loans or advances to the Company;

                           (iv) transfer any of its Property to the Company; or

                           (v) enter into or become obligated in respect of the
                  Affiliate Guaranty;

         in each case, except for such encumbrances, restrictions, limitations or prohibitions existing under or by reason of applicable law.

True, correct and complete copies of each of the agreements, if any, listed on
PART 2.9(B) OF ANNEX 3 and PART 2.9(D) OF ANNEX 3 have been provided to each Purchaser and the Purchasers' special counsel.

         2.10     COMPLIANCE WITH LAW.

         Neither Issuer and no Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         2.11     PENSION PLANS.

                  (a) OPERATION OF PLANS; LIABILITIES. The Issuers and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither Issuer and no ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the IRC relating to any Plan and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by an Issuer or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of an Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the IRC, other than such liabilities or Liens as individually or in the aggregate would not have a Material Adverse Effect.

                  (b) RELATIONSHIP OF BENEFIT LIABILITIES TO PLAN ASSETS. The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

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                  (c) WITHDRAWAL LIABILITIES. The Issuers and their ERISA
         Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans, other than such liabilities as individually or in the aggregate would not have a Material Adverse Effect.

                  (d) POSTRETIREMENT BENEFIT OBLIGATIONS. The expected postretirement benefit obligation (determined as of the last day of the Parent's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the IRC) of the Issuers and the Subsidiaries will not have a Material Adverse Effect.

                  (e) PROHIBITED TRANSACTIONS. The execution and delivery of the Financing Documents and the issuance and sale of the Purchased Securities hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the IRC. The representation by the Issuers in the foregoing sentence is made in reliance upon and subject to the accuracy of the representations of each Purchaser and that of its respective transferees in Section 3.2 as to the Sources of the funds used to pay the purchase price of the Purchased Securities to be purchased by such Purchaser and, in the event that such Purchaser's representation is made pursuant to Section 3.2(a) hereof, assuming that PTCE 95-60 applies to exempt such Purchaser's purchase and holding of the Purchased Securities.

                  (f) FOREIGN PENSION PLANS. Neither Issuer nor any Subsidiary has, maintains or is required to contribute to, any Foreign Pension Plan.

         2.12     ENVIRONMENTAL COMPLIANCE.

                  (a) COMPLIANCE - Except as disclosed on PART 2.12(A) OF ANNEX 3, each of the Issuers and the Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business or is located, other than any non-compliance which could not reasonably be expected to have a Material Adverse Effect.

                  (b) LIABILITY - Except as disclosed on PART 2.12(B) OF ANNEX 3, neither Issuer and no Subsidiary is subject to any liability under any Environmental Protection Law that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) NOTICES - Except as disclosed on PART 2.12(C) OF ANNEX 3, neither Issuer and no Subsidiary has received any:

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                           (i) written notice from any Governmental Authority by
                  which any of its present or previously-owned or leased real Properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Environmental Protection Law as a hazardous substance disposal or removal site, "Superfund" clean-up site, or candidate for remediation or closure pursuant to any Environmental Protection Law;

                           (ii) written notice of any Lien arising under or in
                  connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased real Properties; or

                           (iii) summons, citation, notice, directive, letter,
                  or other written communication from any Governmental Authority concerning any releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or disposing of any hazardous substance into the environment in violation of any Environmental Protection Law;

         which, in any such case, relates to or makes reference to an event or condition which could reasonably be expected to have a Material Adverse Effect.

         2.13     DUE AUTHORIZATION; ENFORCEABILITY.

                  (a) SALE OF PURCHASED SECURITIES IS LEGAL AND AUTHORIZED. The issuance, sale and delivery of the Purchased Securities, the execution and delivery by each Obligor of each of the Financing Documents to which it is a party and compliance by each Obligor with all of the provisions of such Financing Documents:

                           (i) is within the corporate powers of such Obligor;
                  and

                           (ii) is legal and does not conflict with, result in
                  any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien (other than Liens permitted by the provisions of the Note Agreement) upon any Property of such Obligor under the provisions of:

                                    (A) any agreement, charter instrument, bylaw
                           or other instrument to which such Obligor is a party or by which such Obligor is or may be bound;

                                    (B) any order, judgment, decree, or ruling
                           of any court, arbitrator or Governmental Authority applicable to such Obligor or any of its Property; or

                                    (C) any statute or other rule or regulation
                           of any Governmental Authority applicable to such Obligor or any of its Property.

                  (b) OBLIGATIONS ARE ENFORCEABLE. Each Obligor has duly authorized by all necessary action on its part each of the Financing Documents to which it is a party. Each such Financing Document has been executed and delivered by one or more duly authorized officers of each Obligor which is or purports to be a party thereto, and constitutes a legal, valid and binding obligation of each such Obligor enforceable in accordance with its terms, except that:

                           (i) the enforceability thereof may be limited by
                  applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies; and

                           (ii) rights to indemnity and contribution contained
                  therein may be limited by applicable law or public policy.

         2.14     GOVERNMENTAL CONSENT TO SALE OF PURCHASED SECURITIES.

                  (a) Neither the nature of the Obligors nor of any of their businesses or Properties, nor any relationship between any Obligor and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Purchased Securities and the Affiliate Guarantees and the execution and delivery of any Financing Document, nor the performance of the obligations of any Obligor hereunder or thereunder, is such as to require a consent, approval or authorization of, or pre-filing, registration or qualification with, any Governmental Authority on the part of any Obligor as a condition thereto, except for:

                           (i) such consents, approvals, authorizations,
                  pre-filings, registrations and qualifications described on
                  PART 2.14(A) OF ANNEX 3, all of which have been obtained on or prior to the Closing Date; and

                           (ii) such consents, approvals, authorizations,
                  pre-filings, registrations and qualifications which, if not obtained, could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the issuance and sale of the Purchased Securities and the Affiliate Guarantees, nor the incurrence of the Debt and the other obligations represented thereby, nor the execution and delivery of the Financing Documents and the performance of the obligations of the Obligors hereunder and thereunder:

                           (i) is subject to regulation under the Investment
                  Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts of the United States of America (49 U.S.C.), as amended, or the Federal Power Act, as amended; and

                           (ii) violates any provision of any statute or other
                  rule or regulation of any Governmental Authority applicable to any Obligor.

         2.15     HART-SCOTT-RODINO COMPLIANCE.

         As a result of the purchase of the Common Shares and the consummation of the other transactions contemplated by or in the Financing Documents (and assuming that no Purchaser (together with its affiliates), will be the beneficial owner of any Capital Stock or Rights of the Parent other than the Common Shares) no Purchaser, together with its affiliates, will hold (as such term is defined in 16 C.F.R. ss.801.1(c)) either:

                  (a) fifteen percent (15%) or more of the total number of shares of the outstanding Common Stock of the Company; or

                  (b) Common Stock having a Fair Market Value of Fifteen Million Dollars ($15,000,000) or more.

Based upon the foregoing, neither the Company nor any Purchaser is required to file a Notification and Report Form thereunder with the Federal Trade Commission or the Antitrust Division with respect to the purchase and sale of the Common Shares.

         2.16     NO DEFAULTS.

         No event has occurred and no condition exists that, upon the execution and delivery of the Financing Documents and the issuance and sale of the Purchased Securities, would constitute a Default or an Event of Default or a breach, default or event of default under any Financing Document or Senior Credit Document.

         2.17     PRIVATE OFFERING OF PURCHASED SECURITIES.

                  (a) NUMBER OF OFFEREES. Neither any Obligor, CIBC Oppenheimer (the only agent, broker or dealer retained by any Obligor in connection with the sale of the Purchased Securities) nor any other Person acting on behalf of any Obligor has offered any of the Purchased Securities or any Security of any Obligor similar to either the Notes, the Common Shares or the Affiliate Guarantees for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than the Purchasers and the other institutional investors listed on PART 2.15(B)(II)(A) OF ANNEX 3, each of whom was offered all or a portion of the Purchased Securities at private sale for investment.

                  (b) CONDUCT OF SALE. Assuming the accuracy of

                           (i) each Purchaser's representations and warranties
                  contained in this Agreement; and

                           (ii) the information contained in the offeree letter
                  referred to in Section 4.11,

         the sale hereunder of Notes and Common Shares is exempt from the registration and prospectus delivery requirements of the Securities Act and it is not necessary in connection with the sale of the Notes and Common Shares to any Purchaser in accordance herewith to qualify the Notes under the Trust Indenture Act of 1939, as amended. In the case of each offer or sale to the Purchasers of the Notes and Common Shares, no form of general solicitation or general advertising was used by the Issuers or the officers, directors or employees of either of them, or, to the Issuers' knowledge, by CIBC Oppenheimer or its officers, directors or employees, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, and any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

         2.18     USE OF PROCEEDS.

                  (a) USE OF PROCEEDS. The Company shall have applied the proceeds received in connection with the transactions contemplated by the Financing Documents to reduce the outstanding balance under its Revolving Credit Facility and to pay transaction expenses associated with the transactions contemplated by this Agreement.

                  (b) MARGIN REGULATIONS. None of the transactions contemplated in any of the Financing Documents (including, without limitation, the use of the proceeds from the sale of the Purchased Securities) violates, will violate or will result in a violation of section 7 of the Exchange Act, or any regulation issued pursuant thereto, including, without limitation, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

                  (c) ABSENCE OF FOREIGN OR ENEMY STATUS. Neither the sale of the Purchased Securities nor the use of proceeds from the sale thereof will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

         2.19     CAPITALIZATION.

                  (a) CAPITALIZATION OF THE COMPANY. PART 2.19(A) OF ANNEX 3 correctly sets forth, after giving effect to the issuance of the Purchased Securities, use of proceeds thereof and the consummation of all other transactions contemplated by this Agreement on the Closing
         Date:

                           (i) the authorized and outstanding shares of the
                  Capital Stock and other Securities of the Company (specifying the type, class or series of all such Capital Stock and other Securities and whether such Capital Stock and other Securities are voting or non-voting);

                           (ii) for each legal and beneficial holder of the
                  Company's Capital Stock, the identity of such holder, the number of shares of each class of Capital Stock held by such holder and the percentage of the shares of each class so held;

                           (iii) all Rights of the Company, together with
                  descriptions of the terms thereof; and

                           (iv) all obligations (contingent or otherwise) of the
                  Company to repurchase or otherwise acquire or retire any shares of Capital Stock or Rights of the Company.

         All such outstanding shares of Capital Stock have been duly authorized and validly issued and are fully paid, non-assessable and free and clear of any Lien (other than as specified on PART 2.15(C) OF Annex 3). Except as specified on Part 2.20(a) of Annex 3, there are no preemptive rights, subscription rights, or other contractual rights granted by the Company similar in nature to preemptive rights with respect to any Capital Stock of the Company.

                  (b) CAPITALIZATION OF THE PARENT. PART 2.15(B) OF ANNEX 3 correctly sets forth, after giving effect to the issuance of the Purchased Securities and the consummation of all other transactions contemplated by this Agreement on the Closing Date:

                           (i) the authorized and outstanding shares of the
                  Capital Stock and other Securities of the Parent (specifying the type, class or series of all such Capital Stock and other Securities and whether such Capital Stock and other Securities are voting or non-voting);

                           (ii) for each beneficial owner of more than five
                  percent (5%) of the Parent's Capital Stock, the identity of such owner, the number of shares of each class of Capital Stock held by such holder and the percentage of the shares of each class so held (it being understood that, except with respect to officers or directors of the Parent and other Affiliates, the Issuers are making this representation solely in reliance upon Schedules 13D and 13G under the Exchange Act and Forms 3, 4 and 5 under the Exchange Act delivered to the Parent);

                           (iii) all Rights of the Parent, together with
                  descriptions of the terms thereof; and

                           (iv) all obligations (contingent or otherwise) of the
                  Parent to repurchase or otherwise acquire or retire any shares of Capital Stock or Rights of the Parent.

         All such outstanding shares of Capital Stock have been duly authorized and validly issued, are fully paid and non-assessable, and are free and clear of any Lien created by the Issuers, and with respect to the Common Shares only, are free and clear of any Lien known to the Issuers. (other than as specified on PART 2.19(B) OF ANNEX 3). Except as specified on PART 2.19(B) OF ANNEX 3, there are no preemptive rights, subscription rights, or other contractual rights granted by the Company similar in nature to preemptive rights with respect to any Capital Stock of the Parent.

                  (c) STOCKHOLDERS AGREEMENTS. Other than as specified on PART 2.19(C) OF ANNEX 3, there is no agreement or understanding between or among the holders of the Capital Stock or Rights of the Parent or the Company regarding the Capital Stock of the Company. The Company has provided each Purchaser and the Purchasers' special counsel with true, accurate and complete copies of all agreements referred to in PART 2.19(C) OF ANNEX 3.

         2.20     SENIOR CREDIT DOCUMENTS.

         The Issuers have provided to each Purchaser and the Purchasers' special counsel true, correct and complete copies of the Senior Credit Documents, and there is no agreement or understanding between or among any Obligor or Subsidiary, the Senior Agent or any of the Senior Lenders except as set forth in the Senior Credit Documents.

         2.21     SOLVENCY.

                  (a) ASSETS GREATER THAN LIABILITIES. The fair value of the business and assets of the Company (and of the Company and its Subsidiaries, on a consolidated basis) exceeds, as of and after giving effect to the transactions contemplated by the Financing Documents and consummated on the Closing Date and the use of proceeds thereof, the liabilities of the Company (including, without limitation, the Notes and all other Debt of the Company (and, as the case may be, of the Company and the Subsidiaries, on a consolidated basis)) as of such time.

                  (b) MEETING LIABILITIES. After giving effect to the transactions contemplated by the Financing Documents and all existing Debt and other obligations of the Company, the Company (and the Company and its Subsidiaries, on a consolidated basis):

                           (i) will not be engaged in any business or
                  transaction, or about to engage in any business or transaction, for which the Company (or, as the case may be, the Company and its Subsidiaries, on a consolidated basis) has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and section 548 of the Federal Bankruptcy
                  Code); and

                           (ii) will be able to pay its debts as they mature.

                  (c) INTENT. Each Obligor is entering into the Financing Documents with no intent to hinder, delay, or defraud either current creditors or future creditors of any Obligor.

         2.22     FULL DISCLOSURE.

         Neither the statements made in this Agreement, the Offering Memorandum, the financial statements referred to in Section 2.2, nor any other written statement furnished by or on behalf of any Obligor to any Purchaser in connection with the negotiation or the closing of the sale of the Purchased Securities, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein, taken as a whole, not misleading. There is no fact that the Issuers have not disclosed to each Purchaser in writing that has had or, so far as the Issuers can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

3.       REPRESENTATIONS OF THE PURCHASERS

         3.1      PURCHASE FOR INVESTMENT.

         Each Purchaser, as to itself only, acknowledges that the Notes and Common Shares sold hereunder are "restricted securities" as that term is defined in Rule 144 under the Securities Act. Each Purchaser represents, as to itself only, to the Issuers that such Purchaser and any account maintained by such Purchaser for whose account it is purchasing the Notes and Common Shares is a financially sophisticated institutional investor, is an "accredited investor" as the term is defined in Rule 501(a) of Regulation D under the Securities Act, has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Notes and Common Shares and has the capacity to protect its interest in connection with the acquisition hereunder of the Notes and Common Shares. Each Purchaser further represents to the Issuers that it is purchasing the Purchased Securities listed on Annex 1 below its name for such Purchaser's own account, or for the account of one or more separate accounts maintained by such Purchaser, for investment purposes only and with no present intention of, or view to, distributing such Purchased Securities or any part thereof except in compliance with the Securities Act, but without prejudice to the right of such Purchaser or account at all times to:

                  (a) sell or otherwise dispose of all or any part of the Purchased Securities under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of such Act, including a transaction complying with and pursuant to Rule 144A; and

                  (b) have control over the disposition of all of the assets of such Purchaser or account to the fullest extent required by any applicable law; provided that such disposition complies with applicable law.

         Each Purchaser acknowledges receipt of the Offering Memorandum and further acknowledges that such Purchaser has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Issuers concerning the terms and conditions of the offering of the Purchased Securities and the merits and risks of investing in the Purchased Securities and to obtain such additional information which the Issuers possess or can acquire that is necessary to verify the accuracy and completeness of the information contained in the Offering Memorandum.

         It is understood that, in making the representations set out in Section 2.13(a), Section 2.14 and Section 2.17, the Company is relying, to the extent applicable, upon the representation as aforesaid.

         3.2      ERISA.

         Each Purchaser, as to itself only, represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by such Purchaser to pay the purchase price of the Purchased Securities:

                  (a) GENERAL ACCOUNT - such Purchaser is an insurance company and the Source is an "insurance company general account," as such term is defined in DOL Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60"), and there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the IRC), treating as a single plan all plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTCE 95-60) or by the same employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account as determined under PTCE 95-60 (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of such Purchaser and that such acquisition is eligible for and satisfies the other requirements of such exemption; or

                  (b) SEPARATE ACCOUNT - the Source is a separate account:

                           (I) 10% POOLED SEPARATE ACCOUNT - that is an
                  insurance company pooled separate account, within the meaning of DOL Prohibited Transaction Class Exemption 90-1 (issued January 29, 1990), and to the extent that there is any employee benefit plan, or group of plans maintained by the same employer or employer organization, whose assets in such separate account exceed ten percent (10%) of the assets of such separate account, such Purchaser has disclosed the names of such plans to the Issuer in writing; or

                           (II) IDENTIFIED PLAN ASSETS - that is comprised of
                  employee benefit plans identified by such Purchaser in writing and with respect to which the Issuers hereby warrant and represent that, as of the Closing Date, neither the Issuers nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the Code) with respect to any plan so identified; or

                           (III) GUARANTIED SEPARATE ACCOUNT - that is
                  maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 CFR ss.2510.3-101(h)(1)(iii)); or

                  (c) QPAM - the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed twenty percent (20%) of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a five percent (5%) or more interest in the Company and:

                           (i) the identity of such QPAM; and

                           (ii) the names of all employee benefit plans whose
                  assets are included in such investment fund;

          have been disclosed to the Issuers in writing; or

                  (d) GOVERNMENTAL PLANS - the Source is a governmental plan or a church plan; or

                  (e) IDENTIFIED PLANS - the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuers in writing; or

                  (f) EXEMPT PLANS - the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA, or

As used in this Section 3.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN" "CHURCH PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

         It is understood that, in making the representations set out in Section 2.13(a), Section 2.14 and Section 2.11(e), the Company is relying, to the extent applicable, upon the aforesaid representation.

4.       CLOSING CONDITIONS

         The obligations of each Purchaser under this Agreement, including, without limitation, the obligation to purchase and pay for the Purchased Securities, are subject to the following conditions precedent, and the failure by the Issuers to satisfy all such conditions shall relieve each Purchaser, at its own election, of all such obligations.

         4.1      OPINIONS OF COUNSEL.

         Each Purchaser shall have received from:

                  (a) Arent Fox Kintner Plotkin & Kahn, PLLC, special counsel for the Obligors; and

                  (b) Bingham Dana LLP, the Purchasers' special counsel;

closing opinions, each dated as of the Closing Date, and substantially in the respective forms set forth in Exhibit 4.1(a) and Exhibit 4.1(b) and as to such other matters as any Purchaser may reasonably request. This Section 4.1 shall constitute direction by the Issuers to such counsel named in Section 4.1(a) to deliver such closing opinion to each Purchaser.

         4.2      WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE.

                  (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 2 shall be true on the Closing Date with the same effect as though made on and as of that date.

                  (b) COMPLIANCE WITH THIS AGREEMENT AND FINANCING DOCUMENTS. The Obligors shall have performed and complied with all agreements and conditions contained herein and in the other Financing Documents that are required to be performed or complied with by the Obligors on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

         4.3      OFFICERS' CERTIFICATES.

         Each Purchaser shall have received:

                  (a) COMPANY OFFICERS' CERTIFICATE - a certificate dated the Closing Date and signed (on behalf of the Company) by two (2) Senior Officers of the Company, substantially in the form of Exhibit 4.3(a);

                  (b) PARENT OFFICERS' CERTIFICATE - a certificate dated the Closing Date and signed (on behalf of the Parent) by two (2) Senior Officers of the Parent, substantially in the form of Exhibit 4.3(b);

                  (c) COMPANY SECRETARY'S CERTIFICATE - a certificate dated the Closing Date and signed (on behalf of the Company) by the Secretary or an Assistant Secretary of the Company, substantially in the form of
         Exhibit 4.3(c);

                  (d) PARENT SECRETARY'S CERTIFICATE - a certificate dated the Closing Date and signed (on behalf of the Parent) by the Secretary or an Assistant Secretary of the Parent, substantially in the form of
         Exhibit 4.3(d); and

                  (e) SUBSIDIARY AFFILIATE GUARANTOR SECRETARY'S CERTIFICATES - a certificate from each Subsidiary which is an Affiliate Guarantor, dated the Closing Date and signed (on behalf of such Affiliate Guarantor) by the Secretary or an Assistant Secretary of such Affiliate Guarantor, substantially in the form of Exhibit 4.3(e).

         4.4      ORGANIC DOCUMENTS.

         Each Purchaser shall have received:

                  (a) GOOD STANDING CERTIFICATES -- For each Obligor, a long-form certificate of good standing or equivalent certificate or certificates of the Secretary of State of its state or other jurisdiction of incorporation, certifying its due incorporation, good standing and satisfactory tax status and listing all charter documents with respect to such Obligor on file with such Secretary of State; and

                  (b) CHARTER DOCUMENTS - with respect to each Obligor, copies of all charter documents on file with the Secretary of State of its state or other jurisdiction of incorporation, certified by the such Secretary of State to be true, correct and complete.

         4.5      LEGALITY.

         The Purchased Securities shall on the Closing Date qualify as a legal investment for insurance companies under applicable insurance law (without regard to any "basket" or "leeway" provisions), and the acquisition thereof shall not subject any Purchaser to any penalty or other onerous condition pursuant to any such law or regulation, and each Purchaser shall have received such evidence as it may reasonably request to establish compliance with this condition.

         4.6      FINANCING DOCUMENTS.

                  (a) NOTE AGREEMENT; NOTES. The Company shall have executed and delivered to each Purchaser the Note Agreement. The Company shall have issued to each such Purchaser Notes in the respective principal amounts set forth below such Purchaser's name on Annex 1.

                  (b) CHARTER; COMMON SHARE CERTIFICATES. The Charter shall be in the form of Exhibit 1.1(b). The Parent shall have executed and delivered to each Purchaser certificates representing the Common Shares in the respective numbers of Common Shares set forth below such Purchaser's name on Annex 1.

                  (c) AFFILIATE GUARANTY. Each of the Affiliate Guarantors shall have executed and delivered to each Purchaser the Affiliate Guaranty (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the "AFFILIATE GUARANTY") in the form of Exhibit 4.6(c).

                  (d) INVESTORS RIGHTS AGREEMENT. The Parent shall have executed and delivered to each Purchaser an Investors Rights Agreement (as may be amended, restated or otherwise modified from time to time in accordance with the terms thereof, the "INVESTORS RIGHTS AGREEMENT") in the form of Exhibit 4.6(d).

         4.7      CERTAIN CONSENTS AND AGREEMENTS.

         (a) Each holder of Debt, Capital Stock or Rights of any Obligor, and each other Person, the consent of which is, in the reasonable judgment of the Purchasers and the Purchasers' special counsel, necessary or desirable to permit any Obligor to enter into the transactions contemplated by this Agreement and to perform its respective obligations in respect of the Financing Documents, shall have executed and delivered to each Purchaser a consent, in form and substance acceptable to each Purchaser and the Purchasers' special counsel, to the transactions contemplated by the Financing Documents:

                  (i) permitting the Company to enter into, and to incur and have outstanding the indebtedness and all other obligations in respect of, this Agreement, the Note Agreement and the Notes and to issue and sell the Notes;

                  (ii) permitting the Parent to enter into, and to have outstanding its obligations in respect of, this Agreement and the Investors Rights Agreement, and to issue and sell the Common Shares;

                  (iii) permitting each Affiliate Guarantor to enter into and have outstanding its obligations in respect, of the Affiliate Guaranty; and

                  (iv) waiving any default or event of default which might have occurred by virtue of the execution and delivery of this Agreement and the other Financing Documents.

         (b) OMNIBUS AMENDMENT. An Omnibus Amendment in form and substance satisfactory to the Purchasers shall have been executed and delivered to each Purchaser.

         4.8      SENIOR DEBT.

                  (a) SENIOR CREDIT DOCUMENTS. The Company shall deliver to each of the Purchasers and the Purchasers' special counsel a copy of the Senior Credit Documents, together with all amendments thereto through and including the Closing Date, certified as true and correct by an officer of the Company. Pursuant to the Senior Credit Documents, after giving effect to the application of the proceeds of the sale of the Purchased Securities to prepayment of outstanding Senior Debt, the Company shall have the ability to borrow under a commitment of not less than Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00) under a revolving credit facility, the borrowing base conditions to which shall have been satisfied.

                  (b) NO DEFAULTS; SATISFACTION OF CONDITIONS PRECEDENT. No event shall have occurred and no condition shall exist that shall prohibit the Company from borrowing under the Senior Credit Documents.

                  (c) CONSENTS FROM SENIOR LENDERS. The Purchasers shall have received a satisfactory consent from the Senior Lenders and the holders of the June 1999 Notes.

         4.9      USE OF PROCEEDS; PREPAYMENT OF SENIOR DEBT.

         The Company shall have applied the proceeds received in connection with the transactions contemplated by the Financing Documents to reduce the outstanding balance under its Revolving Credit Facility and to pay transaction expenses associated with the transactions contemplated by this Agreement.

         4.10     OFFEREE LETTER.

         The Company shall have caused CIBC Oppenheimer to deliver to the Issuers, their special counsel and the Purchasers' special counsel an offeree letter, in form and substance reasonably satisfactory to each of the Purchasers and the Purchasers' special counsel, confirming the manner of the offering of the Purchased Securities by CIBC Oppenheimer.

         4.11     PRIVATE PLACEMENT NUMBERS.

         The Company shall have obtained or caused to be obtained a private placement number for the Notes and a CUSIP number for the Common Shares from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc. and each of the Purchasers and the Purchasers' special counsel shall have been informed of such private placement and CUSIP numbers.

         4.12     FEES AND EXPENSES.

         All fees and disbursements required to be paid pursuant to Section 6.6 shall have been paid in full.

         4.13     TRANSACTION FEE.

         The Company shall have paid to each Purchaser (or, if another Person is designated on Annex 1 to receive the transaction fee on behalf of any Purchaser, to such other Person on such Purchaser's behalf) the transaction fee set forth on Annex 1, the aggregate amount of which shall be Three Hundred Fifty Thousand Dollars ($350,000).

         4.14     OTHER PURCHASERS.

         With respect to each Purchaser, no other Purchaser shall have failed to execute and deliver the Note Agreement, the Investors Rights Agreement or any other Financing Document to be executed and delivered by it, or to accept delivery of or make payment for the Purchased Securities.

         4.15     PROCEEDINGS SATISFACTORY.

         All proceedings taken in connection with the issuance and sale of the Purchased Securities and all documents and papers relating thereto shall be satisfactory to each Purchaser and the Purchasers' special counsel. Each Purchaser and the Purchasers' special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith or in connection with the Purchasers' special counsel's closing opinion, all in form and substance satisfactory to the Purchasers and the Purchasers' special counsel.

         4.16     SIDE LETTER.

         The Company shall have reached an agreement with certain Purchasers relating to SBIC matters.

5.       INTERPRETATION OF THIS AGREEMENT

         5.1      TERMS DEFINED.

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         AFFILIATE GUARANTOR - means the Parent, Finance and each Subsidiary on the Closing Date (other than any Insignificant Subsidiary)..

         AFFILIATE GUARANTY - Section 4.6(c).

         AGREEMENT, THIS - means this Securities Purchase Agreement, as it may be amended, restated or otherwise modified from time to time.

         CHARTER - means the Certificate of Incorporation of the Parent, as amended through the date hereof, in the form of Exhibit 1.1(b).

         CLOSING - Section 1.2(b).

         CLOSING DATE - Section 1.2(b).

         COMMON SHARES - Section 1.1(b).

         COMMON STOCK - means the Common Stock, par value $.001 per share, of the Parent, together with the associated Share Purchase Rights attached thereto.

         COMPANY - has the meaning specified in the introductory sentence.

         FINANCING DOCUMENTS - means and includes this Agreement, the Note Agreement, the Notes, the Affiliate Guaranty, the certificates representing the Common Shares, the Investors Rights Agreement and the other agreements, certificates and instruments to be executed pursuant to the terms of each of the foregoing, as each may be amended, restated or otherwise modified from time to time.

         INDEMNIFIED PARTY - Section 6.8.

         INVESTORS RIGHTS AGREEMENT - Section 4.6(d).

         ISSUERS - has the meaning specified in the introductory sentence.

         MATERIAL -- means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Issuers and the Subsidiaries, taken as a whole, or having any effect upon the legality, validity or enforceability of the Financing Documents.

         NOTE AGREEMENT - Section 1.1(a).

         NOTES - Section 1.1(a).

         OBLIGORS - means and includes the Company and each Affiliate Guarantor.

         OFFERING MEMORANDUM - Section 2.1.

         PARENT - has the meaning specified in the introductory sentence.

         PROCEEDING - Section 6.8.

         PROJECTIONS - Section 2.2(f).

         PTCE 95-60 -- Section 3.2(a).

         PURCHASED SECURITIES - means the Notes and the Common Shares to be purchased by the Purchasers pursuant to Section 1.2 of this Agreement.

         PURCHASERS - the introductory paragraph.

         QPAM EXEMPTION - means Prohibited Transaction Class Exemption 84-14 issued by the DOL.

         RULE 144A - means Rule 144A promulgated under the Securities Act, 17 C.F.R. ss.230.144A, as such rule may be amended from time to time.

         SENIOR CREDIT DOCUMENTS - means the Senior Credit Agreement and each other agreement, document or instrument executed in connection therewith or Guaranteeing or securing the obligations of any obligor in respect thereof.

         SHARE PURCHASE RIGHTS - means the preferred share purchase rights issued pursuant to the Share Purchase Rights Agreement.

         SHARE PURCHASE RIGHTS AGREEMENT - means the Rights Agreement, dated as of October 23, 1998, between the Parent and American Stock Transfer & Trust Company, as Rights Agent, as amended and modified from time to time in accordance with its terms.

         SOURCE - Section 3.2.

         SUBSIDIARY - means, at any time, with respect to any Person, any other Person that would be treated as a subsidiary of such Person in accordance with GAAP at such time. The term "SUBSIDIARY," as used herein without regard to any particular Person, means a Subsidiary of the Parent and includes, without limitation, the Company.

         5.2      OTHER DEFINITIONS.

         The following terms shall have the respective meanings ascribed to such terms in the Note Agreement:

     Affiliate                                   Insignificant Subsidiary
     Capital Stock                               Investment
     Debt                                        IRC
     Default                                     Lien
     DOL                                         Material Adverse Effect
     Environmental Protection Law                Multiemployer Plan
     ERISA                                       Person
     ERISA Affiliate                             Plan
     Event of Default                            Property
     Exchange Act                                Restricted Investment
     Fair Market Value                           Right
     Finance                                     Securities Act
     Foreign Pension Plan                        Security
     GAAP                                        Senior Agent
     Governmental Authority                      Senior Credit Agreement
     Guaranties                                  Senior Lender
     Hazardous Materials                         Senior Officer
                                                 Voting Stock

         5.3      DIRECTLY OR INDIRECTLY.

         Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

         5.4      SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

                  (a) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         5.5      GOVERNING LAW.

         THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

6.       MISCELLANEOUS

         6.1      COMMUNICATIONS.

                  (a) METHOD; ADDRESS. All communications hereunder shall be in writing and shall be delivered either by hand or by nationwide overnight courier, or by facsimile transmission followed by delivery by hand or by nationwide overnight courier sent on the day of the sending of such facsimile transmission. Communications to either Issuer shall be addressed as set forth on Annex 2, or at such other address of which the Company or the Parent shall have notified each Purchaser. Communications to the Purchasers shall be addressed as set forth on Annex 1.

                  (b) WHEN GIVEN. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

                  (c) SERVICE OF PROCESS. Notwithstanding the foregoing provisions of this Section 6.1, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby shall be delivered in the manner provided in Section 6.7(c).

         6.2      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating hereto, including, without limitation, consents, waivers and modifications that may hereafter be executed, documents received by any Purchaser at the closing of the purchase of the Purchased Securities (except the Purchased Securities themselves), and financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by the Issuers or any Purchaser by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each Purchaser may destroy any original document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by an Issuer or such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Nothing in this Section 6.2 shall prohibit an Issuer or any Purchaser from contesting the accuracy or validity of any such reproduction.

         6.3      SURVIVAL; ENTIRE AGREEMENT.

         All warranties, representations, certifications and covenants made by the Issuers herein or in any certificate or other instrument delivered by or on behalf of any Obligor hereunder shall be considered to have been relied upon by each of the Purchasers and shall survive the delivery to the Purchasers of the Purchased Securities regardless of any investigation made by the Purchasers or on behalf of any of them. All statements in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to the terms hereof shall constitute warranties and representations by the Issuers hereunder. All obligations hereunder ( including, without limitation, reimbursement obligations in respect of costs, expenses and fees) shall survive the termination hereof. Subject to the preceding sentence, this Agreement and the other Financing Documents embody the entire agreement and understanding among the Issuers and the Purchasers, and supersede all prior agreements and understandings, relating to the subject matter hereof.

         6.4      SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Purchasers and their successors and assigns, and shall be enforceable by any Purchaser, successor or assignee whether or not an express assignment of rights hereunder shall have been made by any Purchaser or its successors or assigns. Anything contained in this Section
6.4 notwithstanding, the Issuers may not assign any of their respective rights, duties or obligations hereunder without the prior written consent of all Purchasers.

         6.5      AMENDMENT AND WAIVER.

         This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Issuers and each Purchaser.

         6.6      EXPENSES.

         Whether or not the Purchased Securities are sold, the Issuers, jointly and severally, shall pay, at the Closing (if the Purchased Securities are sold, and otherwise upon receipt of any statement or invoice therefor), all reasonable fees, expenses and costs incurred by any of the Purchasers relating hereto, including, without limitation, all reasonable fees and disbursements of the Purchasers' special counsel, and all reasonable expenses incurred by or on behalf of any Purchaser or any Obligor in complying with each of the conditions to the Closing set forth in Section 4. Without limiting the generality of the foregoing, the Issuers agree to pay:

                  (a) contemporaneously with the Closing, the invoice presented by the Purchasers' special counsel at least one Business Day prior to the Closing Date, which invoice will include all accrued fees and disbursements of such special counsel, together with an estimate for the additional fees and disbursements of such counsel necessary to complete the Closing and all post-Closing matters relating thereto (including, without limitation, preparation of Closing files); and

                  (b) within thirty (30) days of receipt of a final statement presented following the Closing and completion of all post-Closing work, reconciling the actual amount due with the amount paid pursuant to the estimated invoice referred to in Section 6.6(a), any balance due the Purchasers' special counsel pursuant to such invoice and statement (and, in the event that a balance is due the Issuers pursuant to such invoice and statement, such special counsel shall remit that balance to the Company); and

                  (c) any additional statement for reasonable fees and disbursements (promptly upon receipt thereof) of the Purchasers' special counsel rendered after the Closing in connection with the issuance of the Purchased Securities.

         6.7      WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.

                  (a) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

                  (b) CONSENT TO JURISDICTION. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK OR ANY NEW YORK STATE COURT OF COMPETENT

         JURISDICTION LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

                  (d) OTHER FORUMS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PURCHASER TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

         6.8      INDEMNIFICATION OF EACH PURCHASER.

         From and at all times after the date of this Agreement, and in addition to all of the other rights and remedies against the Issuers, the Issuers, jointly and severally, agree to indemnify and hold harmless each Purchaser and each of its directors, officers, partners, trustees, employees, agents, investment advisors and affiliates (collectively, the "INDEMNIFIED PARTIES") against any and all claims (whether valid or not), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses), incurred by or asserted against any Indemnified Party, from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any suit, action or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or the other Financing Documents or any transactions contemplated herein or therein, or any of the transactions contemplated hereunder (collectively, the "Proceedings"), whether or not such Indemnified Party is a party to any such Proceeding; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such Indemnified Party or breach by such Indemnified Party of its own obligations under this Agreement. All of the foregoing losses, damages, costs and expenses shall be payable as and when incurred upon demand of any Indemnified Party. Without limiting the generality of the foregoing, each such indemnified Persons shall be entitled to collect, and, subject to the following paragraph, the Issuers shall be obligated to advance to each such Person, to the fullest extent permitted by applicable law, all expenses (including, without limitation, reasonable fees and disbursements of counsel) attendant to defending against any such claims (whether valid or not), losses, damages, liabilities, costs and expenses when and as incurred, regardless of whether any judicial determination of entitlement to such indemnity has been made, until or unless a final judicial determination that such Indemnified Party is not entitled to such indemnity, in which case, such Indemnified Party shall promptly repay to the Issuers, with interest at the applicable statutory rate applicable to judgments in the relevant jurisdiction, all amounts so advanced by either Issuer. The obligations of the Issuers and the Purchaser's rights under this Section 6.8 shall survive the termination of this Agreement.

         If any Proceeding shall be brought or asserted or threatened to be brought or asserted against an Indemnified Party in respect of which indemnity may be sought from the Issuers hereunder, such Indemnified Party shall promptly notify the Issuers in writing, and the Issuers may, in their sole discretion, promptly upon receipt of such notice, assume the defense thereof, including the employment of counsel (who may be counsel for either of the Issuers) reasonably satisfactory to such Indemnified Party and the payment of all expenses therefor. If the Issuers elect to assume the defense of any such Proceeding, the Indemnified Party shall have the right, in its sole discretion, to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Party unless;

                  (a) either of the Issuers has agreed to pay such fees and expenses;

                  (b) each of the Issuers shall have elected not to assume the defense of such Proceeding or shall have failed to promptly assume the defense of such Proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or

                  (c) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and either of the Issuers, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to that Issuer (in which case, if such Indemnified Party notifies the Issuers in writing that it elects to employ separate counsel at the expense of the Issuers, the Issuers shall not have the right to assume the defense of such Proceeding on behalf of such Indemnified Party, it being understood, however, that the Issuers shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses or more than one separate firm of attorneys at any time for such Indemnified Party and any other Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties).

The Issuers shall not be liable for any settlement of any Proceeding by an Indemnified Party effected without the Issuers' written consent (which consent shall not be unreasonably withheld). In addition, the Indemnified Party shall cooperate with the Issuers and their representatives in connection with the defense or investigation of any claim or other matter for which indemnification is sought, as reasonably requested by the Issuers.

         6.9      EXECUTION IN COUNTERPART.

         This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

      [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf as of the date first above written.


                                     QUESTRON TECHNOLOGY, INC.
                                     QUESTRON OPERATING COMPANY, INC.



                                     By:________________________________
                                     Name:
                                     Title:



ALBION ALLIANCE MEZZANINE FUND II, L.P.
By:  AA MEZZ II GP, LLC, its General Partner
By:  Albion Alliance LLC , its Sole Member



By:________________________________
Name:
Title:


IBJ WHITEHALL BANK & TRUST COMPANY



By:________________________________
Name:
Title:


EXETER CAPITAL PARTNERS IV, L.P.
By:  Exeter IV Advisors, L.P.
By:  Exeter IV Advisors, Inc.



By:________________________________
Name:
Title

               [Signature Page to Securities Purchase Agreement]

                                     ANNEX 1

                          INFORMATION AS TO PURCHASERS

====================================================================================================================
PURCHASER NAME                         ALBION ALLIANCE MEZZANINE FUND II, L.P.
--------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered       ALBION ALLIANCE MEZZANINE FUND II, L.P.
--------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal    S-1; $10,000,000
Amount of Note
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Notes                $9,357,143.50
--------------------------------------------------------------------------------------------------------------------
Number of Common Shares                428,571
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Shares               $642,856.50
--------------------------------------------------------------------------------------------------------------------
Payments on Account of Note
         Method                        Federal Funds Wire Transfer
         Account Information           for transaction fees:

                                       Albion Alliance LLC
                                       IBJ Schroder Bank & Trust Co.
                                       ABA # 026-007-825
                                       A/C 01098103

                                       for interest and principal payments:

                                       Albion Alliance Mezzanine Fund II, L.P.
                                       Chase Manhattan Bank
                                       1221 Avenue of the Americas
                                       New York, NY
                                       ABA # 021-000-021
                                       Acct. # 323-216528
                                       Re:  (See "Accompanying Information" below)
--------------------------------------------------------------------------------------------------------------------
Accompanying Information               Name of Company:           Questron Operating Company, Inc.

                                       Description of
                                       Security:                  14.5% Series B Senior Subordinated Notes
                                                                  due June 30, 2005

                                       PPN:                       74837# AB 6

                                       Due Date and Application (as among
                                       principal, Make-Whole Amount and
                                       interest) of the payment being made:
--------------------------------------------------------------------------------------------------------------------
Address for Notices Related to         Alliance Capital Management LP
Payments                               500 Plaza Drive
                                       Secaucus, New Jersey 07094
                                       Attn: Ms. Laura Milin, 6th Floor
--------------------------------------------------------------------------------------------------------------------
Address for All Other Notices          Albion Alliance LLC
                                       1345 Avenue of Americas
                                       New York, New York 10105
                                       Attn:    Mr. James R. Wilson
====================================================================================================================

                                   Annex 1-1

====================================================================================================================
PURCHASER NAME                         ALBION ALLIANCE MEZZANINE FUND II, L.P.
--------------------------------------------------------------------------------------------------------------------
Other Instructions                     ALBION ALLIANCE MEZZANINE FUND II, L.P.
                                       By:  AA MEZZ II GP, LLC, its General Partner
                                       By: Albion Alliance LLC , its Sole Member

                                       By:________________________________
                                       Name:
                                       Title:
--------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of Note       Equitable Life Assurance Society of the U.S.
                                       1290 Avenue of the Americas
                                       12th Floor
                                       New York, New York  10104
                                       Attn:    Ms. Lynda Scales
--------------------------------------------------------------------------------------------------------------------
Tax Identification Number              06-1556321
====================================================================================================================

                                   Annex 1-2

====================================================================================================================
PURCHASER NAME                         IBJ WHITEHALL BANK & TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered       IBJ WHITEHALL BANK & TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------
Name in Which Common Shares are        IBJ WHITEHALL CAPITAL CORPORATION
Registered
--------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal    S-2; $4,000,000
Amount of Note
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Notes                $3,742,856.50
--------------------------------------------------------------------------------------------------------------------
Number of Common Shares                171,429
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Shares               $257,143.50
--------------------------------------------------------------------------------------------------------------------
Payments on Account of Note

         Method                        Federal Funds Wire Transfer

         Account Information           IBJ Whitehall Bank & Trust Company
                                       ABA No. 026-007-825
                                       Attn: Commercial Loan Department
                                             William Reyes
--------------------------------------------------------------------------------------------------------------------
Accompanying Information               Name of Company:           Questron Operating Company, Inc.

                                       Description of
                                       Security:                  14.5% Series B Senior Subordinated Notes
                                                                  due June 30, 2005

                                       PPN:                       74837# AB 6

                                       Due Date and Application (as among
                                       principal, Make-Whole Amount and
                                       interest) of the payment being made:
--------------------------------------------------------------------------------------------------------------------
Address for Notices Related to         IBJ Whitehall Bank & Trust Company
Payments                               One State Street, 8th Floor
                                       New York, NY 10004
                                       Attn: Frank Delillo
                                       Tel:     212-858-2768
--------------------------------------------------------------------------------------------------------------------
Address for All Other Notices          IBJ Whitehall Bank & Trust Company
                                       One State Street, 8th Floor
                                       New York, NY 10004
                                       Attn:    Jean-Louis Pernin
                                       Tel:     212-858-2844

                                       Attn:    Andrew Kripke
                                       Tel:     212-858-2217
--------------------------------------------------------------------------------------------------------------------
Other Instructions:                    IBJ WHITEHALL BANK & TRUST COMPANY

                                       By:__________________________
                                       Name:
                                       Title:
====================================================================================================================

                                   Annex 1-3

====================================================================================================================
PURCHASER NAME                         IBJ WHITEHALL BANK & TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of            IBJ Whitehall Bank & Trust Company
Securities                             One State Street, 8th Floor
                                       New York, NY 10004
                                       Attn:    Jean-Louis Pernin
                                       Tel:     212-858-2844
                                       Attn:    Andrew Kripke
                                       Tel:     212-858-2217
--------------------------------------------------------------------------------------------------------------------
Tax Identification Number              135375195
====================================================================================================================

                                   Annex 1-4

====================================================================================================================
PURCHASER NAME                         EXETER CAPITAL PARTNERS IV, L.P.
--------------------------------------------------------------------------------------------------------------------
Name in Which Note is Registered       Exeter Capital Partners IV, L.P.
--------------------------------------------------------------------------------------------------------------------
Note Registration Number; Principal    S-3; $3,500,000
Amount of Note
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Notes                $3,275,000.00
--------------------------------------------------------------------------------------------------------------------
Number of Common Shares                150,000
--------------------------------------------------------------------------------------------------------------------
Purchase Price of Shares               $225,000.00
--------------------------------------------------------------------------------------------------------------------
Payments on Account of Note

         Method                        Federal Funds Wire Transfer

         Account Information           for transaction fees:

                                       Chase Manhattan Bank 60 E. 42nd Street
                                       New York, NY 10165 ABA # 021-000-021
                                       Acct. # 6645-000-54065
                                       Acct. Name: Exeter Venture Management Corporation

                                       for interest and principal payments:

                                       Chase Manhattan Bank
                                       401 Madison Avenue
                                       New York, NY  10017
                                       ABA # 021-000-021
                                       Acct. # 13-409-0025-865
                                       Acct. Name: Exeter Capital Partners IV, L.P.
--------------------------------------------------------------------------------------------------------------------
Accompanying Information               Name of Company:           Questron Operating Company, Inc.

                                       Description of
                                       Security:                  14.5% Series B Senior Subordinated Notes
                                                                  due June 30, 2005

                                       PPN:                       74837# AB 6

                                       Due Date and Application (as among
                                       principal, Make-Whole Amount and
                                       interest) of the payment being made:
--------------------------------------------------------------------------------------------------------------------
Address for All Other Notices          Exeter Capital Partners IV, LP
                                       10 E. 53rd St.
                                       New York, NY  10022
                                       Attn: Mr. Keith Fox
--------------------------------------------------------------------------------------------------------------------
Other Instructions:                    Exeter Capital Partners IV, L.P.
                                       By:  Exeter IV Advisors, L.P.
                                       By:  Exeter IV Advisors, Inc.

                                       By:__________________________
                                       Name:  Keith R. Fox
                                       Title:     President
====================================================================================================================

                                   Annex 1-5

====================================================================================================================
PURCHASER NAME                         EXETER CAPITAL PARTNERS IV, L.P.
--------------------------------------------------------------------------------------------------------------------
Instructions re Delivery of            Exeter Capital Partners IV, LP
Securities                             10 E. 53rd St.
                                       New York, NY  10022
                                       Attn: Mr. Keith Fox
--------------------------------------------------------------------------------------------------------------------
Tax Identification Number              13-3967549
====================================================================================================================

                                   Annex 1-6

                                     ANNEX 2

                        PAYMENT INSTRUCTIONS AT CLOSING;
                         ADDRESS OF COMPANY FOR NOTICES


PAYMENTS FROM THE PURCHASERS WILL HEREBY BE MADE AS FOLLOWS:


ALBION ALLIANCE MEZZANINE FUND II, L.P.

Wire to Company....................................................$9,791,428.57
Wire to Bingham Dana LLP in respect of
Company's obligation to pay legal fees pursuant to
Section 6.6 of the Securities Purchase Agreement.......................28,571.43
Wire Transaction Fee from Albion Alliance Mezzanine Fund II,
L.P. to Albion Alliance LLC in respect of the Company's
Obligation to pay the Transaction Fee to Albion Alliance
Mezzanine Fund II, L.P.
(less $20,000 already paid)...........................................180,000.00
                                                                      ----------
                                                                   10,000,000.00


IBJ WHITEHALL BANK & TRUST COMPANY

Wire to Company....................................................$3,908,571.43
Wire to Bingham Dana LLP in respect of
Company's obligation to pay legal fees pursuant to
Section 6.6 of the Securities Purchase Agreement.......................11,428.57
Retain in Respect of Transaction Fee...................................80,000.00
                                                                       ---------
                                                                    4,000,000.00


EXETER CAPITAL PARTNERS IV,  L.P.

Wire to Company....................................................$3,420,000.00
Wire to Bingham Dana LLP in respect of
Company's obligation to pay legal fees pursuant to
Section 6.6 of the Securities Purchase Agreement.......................10,000.00
Retain in Respect of Transaction Fee...................................70,000.00
                                                                       ---------
                                                                    3,500,000.00

                                    Annex 2-1

WIRING INSTRUCTIONS:


COMPANY
Congress Financial Corporation Florida
Chase Manhattan Bank
ABA # 021-000-021
Account # 322-020-565
Reference Questron Technology

BINGHAM DANA LLP
Sovereign Bank New England
Hartford, CT
ABA # 011-075-150
Account # 502-000-13097
Reference 718418/108394 GSH

ALBION ALLIANCE LLC
IBJ Schroeder Bank & Trust Co.
ABA # 026-007-825
Account # 01098103



ADDRESS OF COMPANY FOR NOTICES:


Questron Operating Company, Inc.
6400 Congress Ave., Suite 2000
Boca Raton, Florida 33487

Telephone:  561-241-5251
Facsimile:  561-241-2866

Attn:    Dominic Polimeni
         Chairman & CEO

Attn:    Robert Gubitosi
         President & CFO

                                    Annex 2-2

WIRING INSTRUCTIONS:


COMPANY
Congress Financial Corporation Florida
Chase Manhattan Bank
ABA # 02100000021
Account # 322-020-565
Reference Questron Technology

BINGHAM DANA LLP
Sovereign Bank New England
Hartford, CT
ABA # 011-075-150
Account # 502-000-13097
Reference 718418/108394 GSH

ALBION ALLIANCE LLC
IBJ Schroeder Bank & Trust Co.
ABA # 026-007-825
Account # 01098103



ADDRESS OF COMPANY FOR NOTICES:


Questron Operating Company, Inc
6400 Congress Ave., Suite 2000
Boca Raton, Florida  33487

Telephone:  561-241-5251
Facsimile:   561-241-2866

Attn:    Dominic Polimeni
         Chairman & CEO

         Robert Gubitosi
         President & CFO

                                   Annex 2-3

                                     ANNEX 3

                                   PART 2.2(A)
         QUESTRON TECHNOLOGY, INC. AND SUBSIDIARIES FINANCIAL STATEMENTS




Three months ended June 30, 2000

Consolidated Balance Sheet at June 30, 2000 (unaudited) and December 31, 1999 Consolidated Statement of Income (unaudited) for the Three Months and Six Months
     Ended June 30, 2000 and 1999
Consolidated Statement of Cash Flows (unaudited) for the Six Months Ended
     June 30, 2000 and 1999
Notes to Consolidated Financial Statements (unaudited)



Year ended December 31, 1999

Report of Independent Auditors
Consolidated Balance Sheet at December 31, 1999
Consolidated Statement of Income for the Years Ended December 31, 1999 and 1998 Consolidated Statement of Cash Flows for the Years Ended December 31, 1999
     and 1998
Notes to Financial Statements

                                    Annex 3-1

                                     ANNEX 3

                                   PART 2.2(B)
                      DEBT OF THE ISSUERS AND SUBSIDIARIES


BEFORE GIVING EFFECT TO THE TRANSACTIONS:

==========================================================================================================================
OBLIGOR            GUARANTORS     HOLDER            OUT-STANDING CURRENT        FINAL       REQUIRED       COLLATERAL
                   AND OTHERS                       AMOUNT       PORTION OF     MATURITY    SINKING
                   SIMILARLY                                     OUTSTANDING                FUND
                   LIABLE                                        AMOUNT                     PAYMENTS
==========================================================================================================================
The Parent         Subsidiaries   Lenders for         $75.75     $2.5 million    09/24/03       N/A       Substantially
                   of Parent      whom Congress       million                                             all property
                                  Financial Corp                                                          of Parent and
                                  is agent under                                                          its
                                  6/29/99 Loan                                                            subsidiaries
                                  and Security
                                  Agreement, as
                                  amended
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        Albion Alliance      $7.2              $0      06/30/05       N/A       None
                   indirect       Mezzanine Fund      million
                   Subsidiaries   LP
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        Alliance             $5.1              $0      06/30/05       N/A       None
                   indirect       Investment          million
                   Subsidiaries   Opportunity Fund
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        The Equitable        $5.1              $0      06/30/05       N/A       None
                   indirect       Life Assurance      million
                   Subsidiaries   Society of the
                   of Parent      United States
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        IBJ Whitehall        $3.1              $0      06/30/05       N/A       None
                   indirect       Bank & Trust Co.    million
                   Subsidiaries
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
Questron           None           Note payable         $132,668  $75,000         03/2002        N/A       None
Distribution                      w/r/t Webb
Logistics, Inc.                   Acquisition (Al
                                  Dinicola)
--------------------------------------------------------------------------------------------------------------------------
The Parent         None           GE Capital           $188,980  $72,131         12/2003        N/A       Computer
                                  (lease)                                                                 equipment
--------------------------------------------------------------------------------------------------------------------------
California         None           Wells Fargo           $15,751  $12,000         06/2002        N/A       Computer
Fasteners, Inc.                   (lease)                                                                 equipment and
                                                                                                          trucks
--------------------------------------------------------------------------------------------------------------------------
Comp Ware, Inc.    None           Siemens (lease)        $6,892  $5,000          10/2001        N/A       Phone system
--------------------------------------------------------------------------------------------------------------------------
The Parent         None           Amplicon             $345,270  $127,890        09/2003        N/A       Furniture &
                                  Financial                                                               equipment
==========================================================================================================================

                                    Annex 3-2

AFTER GIVING EFFECT TO THE TRANSACTIONS:

==========================================================================================================================
OBLIGOR            GUARANTORS     HOLDER            OUT-STANDING CURRENT        FINAL       REQUIRED       COLLATERAL
                   AND OTHERS                       AMOUNT       PORTION OF     MATURITY    SINKING
                   SIMILARLY                                     OUTSTANDING                FUND
                   LIABLE                                        AMOUNT                     PAYMENTS
==========================================================================================================================
The Company        Guarantor      the Purchasers    $17.5                $0      6/30/05        N/A       None
                   Subsidiaries                     million
--------------------------------------------------------------------------------------------------------------------------
The Parent         Subsidiaries   Lenders for       $59.25       $2.5 million    09/24/03       N/A       Substantially
                   of Parent      whom Congress     million                                               all property
                                  Financial Corp                                                          of Parent and
                                  is agent under                                                          its
                                  6/29/99 Loan                                                            subsidiaries
                                  and Security
                                  Agreement, as
                                  amended
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        Albion Alliance   $7.2                 $0      06/30/05       N/A       None
                   indirect       Mezzanine Fund    million
                   Subsidiaries   LP
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        Alliance          $5.1                 $0      06/30/05       N/A       None
                   indirect       Investment        million
                   Subsidiaries   Opportunity Fund
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        The Equitable     $5.1                 $0      06/30/05       N/A       None
                   indirect       Life Assurance    million
                   Subsidiaries   Society of the
                   of Parent      United States
--------------------------------------------------------------------------------------------------------------------------
The Company        Parent;        IBJ Whitehall     $3.1                 $0      06/30/05       N/A       None
                   indirect       Bank & Trust Co.  million
                   Subsidiaries
                   of Parent
--------------------------------------------------------------------------------------------------------------------------
Questron           None           Note payable      $132,668     $75,000         03/2002        N/A       None
Distribution                      w/r/t Webb
Logistics, Inc.                   Acquisition (Al
                                  Dinicola)
--------------------------------------------------------------------------------------------------------------------------
The Parent         None           GE Capital        $188,980     $72,131         12/2003        N/A       Computer
                                  (lease)                                                                 equipment
--------------------------------------------------------------------------------------------------------------------------
California         None           Wells Fargo       $15,751      $12,000         06/2002        N/A       Computer
Fasteners, Inc.                   (lease)                                                                 equipment and
                                                                                                          trucks
--------------------------------------------------------------------------------------------------------------------------
Comp Ware, Inc.    None           Siemens (lease)   $6,892       $5,000          10/2001        N/A       Phone system
--------------------------------------------------------------------------------------------------------------------------
The Parent         None           Amplicon          $345,270     $127,890        09/2003        N/A       Furniture &
                                  Financial                                                               equipment
==========================================================================================================================

                                    Annex 3-3

                                     ANNEX 3

                                   PART 2.2(C)
                      LIENS OF THE ISSUES AND SUBSIDIARIES


BEFORE GIVING EFFECT TO THE TRANSACTIONS:

====================================================================================================================
HOLDER                         OUTSTANDING AMOUNT SECURED   NATURE OF THE DEBT          DESCRIPTION OF COLLATERAL
====================================================================================================================
Lenders for whom Congress      $75.75 million               senior credit facility      Substantially all property
Financial Corp is agent                                                                 of Parent and its
under 6/29/99 Loan and                                                                  subsidiaries
Security Agreement, as
amended
--------------------------------------------------------------------------------------------------------------------
GE Capital (the Parent)        $188,980                     computer lease              computer equipment
--------------------------------------------------------------------------------------------------------------------
Wells Fargo (California        $  15,751                    computer and truck lease    computer equipment and
Fasteners, Inc.)                                                                        trucks
--------------------------------------------------------------------------------------------------------------------
Siemens (Webb Distribution)    $   6,892                    telephone system lease      telephone system
--------------------------------------------------------------------------------------------------------------------
Amplicon Financial (Questron   $ 345,270                    furniture and equipment     furniture and equipment
Technology, Inc.)                                           lease
====================================================================================================================


AFTER GIVING EFFECT TO THE TRANSACTIONS:

====================================================================================================================
HOLDER                         OUTSTANDING AMOUNT SECURED   NATURE OF THE DEBT          DESCRIPTION OF COLLATERAL
====================================================================================================================
Lenders for whom Congress      $56.5 million                senior credit facility      Substantially all property
Financial Corp is agent                                                                 of Parent and its
under 6/29/99 Loan and                                                                  subsidiaries
Security Agreement, as
amended
--------------------------------------------------------------------------------------------------------------------
Lenders for whom Congress      $2.75 million ($22.5         revolving credit facility   Substantially all property
Financial Corp is agent        million undrawn)             (forming part of the        of Parent and its
under 6/29/99 Loan and                                      senior credit facility),    subsidiaries
Security Agreement, as                                      including a sub-facility
amended                                                     of up to $2.5 million for
                                                            letters of credit
--------------------------------------------------------------------------------------------------------------------
GE Capital (the Parent)        $188,980                     computer lease              computer equipment
--------------------------------------------------------------------------------------------------------------------
Wells Fargo (California        $  15,751                    computer and truck lease    computer equipment and
Fasteners, Inc.)                                                                        trucks
--------------------------------------------------------------------------------------------------------------------
Siemens (Webb Distribution)    $   6,892                    telephone system lease      telephone system
--------------------------------------------------------------------------------------------------------------------
Amplicon Financial (Questron   $ 345,270                    furniture and equipment     furniture and equipment
Technology, Inc.)                                           lease
====================================================================================================================

                                    Annex 3-4

                                     ANNEX 3

                                   PART 2.2(G)
                                   INVESTMENTS

None.

                                    Annex 3-5

                                     ANNEX 3

                                   PART 2.3(A)
                            OWNERSHIP OF SUBSIDIARIES


====================================================================================================================
FULL LEGAL NAME                                    JURISDICTION OF             PERCENTAGE OF VOTING STOCK
                                                   INCORPORATION OR            HELD BY PARENT AND EACH
                                                   ORGANIZATION                OTHER SUBSIDIARY
====================================================================================================================
Questron Finance Corp.                             Delaware                    100% by Parent
--------------------------------------------------------------------------------------------------------------------
Questron Operating Company, Inc.                   Delaware                    100% by Questron Finance Corp.
--------------------------------------------------------------------------------------------------------------------
Questron Distribution Logistics, Inc.              Delaware                    100% by Questron Operating Company,
                                                                               Inc.
--------------------------------------------------------------------------------------------------------------------
Fortune Industries, Inc.                           Texas                       100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
Fas-Tronics, Inc.                                  Texas                       100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
California Fasteners, Inc.                         California                  100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
Comp Ware, Inc. (d/b/a Webb Distribution)          Delaware                    100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
Action Threaded Products, Inc.                     Illinois                    100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
Capital Fasteners, Inc.                            North Carolina              100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
R.S.D. Sales Co. Inc.                              New York                    100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
B & G Supply Company, Inc.                         Texas                       100% by Questron Distribution
                                                                               Logistics, Inc.
--------------------------------------------------------------------------------------------------------------------
Integrated Material Systems, Inc.                  Arizona                     100% by Questron Operating Company,
                                                                               Inc.
--------------------------------------------------------------------------------------------------------------------
Power Components, Inc.                             Pennsylvania                100% by Questron Operating Company,
                                                                               Inc.
--------------------------------------------------------------------------------------------------------------------
Action Threaded Products of Georgia, Inc.          Georgia                     100% by Action Threaded Products,
                                                                               Inc.
--------------------------------------------------------------------------------------------------------------------
Action Threaded Products of Minnesota, Inc.        Minnesota                   100% by Action Threaded Products,
                                                                               Inc.
====================================================================================================================

In addition, the Parent owns, directly or indirectly, 100% of the voting stock of two inactive subsidiaries: Power II, Inc. and Questnet Components, Inc. Neither of those two corporations has any material assets.

                                    Annex 3-6

                                     ANNEX 3

                                   PART 2.3(B)
                                   AFFILIATES


=====================================================================================================================
NAME                            NATURE OF AFFILIATION
=====================================================================================================================
Questron Technology, Inc.       Indirect owner (through Questron Finance Corp.) of 100% of the voting stock of
                                Questron Operating Company, Inc.
---------------------------------------------------------------------------------------------------------------------
Questron Finance Corp.          Direct owner of 100% of the voting stock of Questron Operating Company, Inc.
---------------------------------------------------------------------------------------------------------------------
Questron Operating Company,     Direct owner of 100% of the voting stock of Questron Distribution Logistics, Inc.
Inc.
---------------------------------------------------------------------------------------------------------------------
Dominic A. Polimeni             Chairman, Chief Executive Officer, and Director of:
                                         Questron Technology, Inc.
                                         Questron Finance Corp.
                                         Questron Operating Company, Inc.
                                         Questron Distribution Logistics, Inc.
                                         Comp Ware, Inc.
                                         Integrated Material Systems, Inc.
                                         Power Components, Inc.
                                         California Fasteners, Inc.
                                         Fas-Tronics, Inc.
                                         Fortune Industries, Inc.
                                         Capital Fasteners, Inc.
                                         R.S.D. Sales Co. Inc.
                                         B & G Supply Company, Inc.
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
=====================================================================================================================

                                    Annex 3-7

=====================================================================================================================
NAME                            NATURE OF AFFILIATION
=====================================================================================================================
Robert V. Gubitosi              President, Chief Financial Officer, Treasurer and Director of:
                                         Questron Technology, Inc.
                                         Questron Finance Corp.
                                         Questron Operating Company, Inc.

                                Chief Financial Officer, Treasurer and Director of:
                                         Questron Distribution Logistics, Inc.
                                         Comp Ware, Inc.
                                         Integrated Material Systems, Inc.
                                         Power Components, Inc.
                                         California Fasteners, Inc.
                                         Fas-Tronics, Inc.
                                         Fortune Industries, Inc.
                                         Capital Fasteners, Inc.
                                         R.S.D. Sales Co. Inc.
                                         B & G Supply Company, Inc.
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
---------------------------------------------------------------------------------------------------------------------
Frederick W. London             Director of Questron Technology, Inc.
---------------------------------------------------------------------------------------------------------------------
William J. McSherry, Jr.        Director of Questron Technology, Inc.
---------------------------------------------------------------------------------------------------------------------
Douglas D. Zadow                Vice President of Questron Technology, Inc.
                                Director of:
                                         Questron Technology, Inc.
                                         Questron Finance Corp.
                                         Questron Operating Company, Inc.
                                         Questron Distribution Logistics, Inc.
                                         Comp Ware, Inc.
                                         Integrated Material Systems, Inc.
                                         Power Components, Inc.
                                         California Fasteners, Inc.
                                         Fas-Tronics, Inc.
                                         Fortune Industries, Inc.
                                         Capital Fasteners, Inc.
                                         R.S.D. Sales Co. Inc.
                                         B & G Supply Company, Inc.
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
=====================================================================================================================

                                    Annex 3-8

=====================================================================================================================
NAME                            NATURE OF AFFILIATION
=====================================================================================================================
Ann Bastis                      Secretary of:
                                         Questron Technology, Inc.
                                         Questron Finance Corp.
                                         Questron Operating Company, Inc.
                                         Questron Distribution Logistics, Inc.
                                         Comp Ware, Inc.
                                         Integrated Material Systems, Inc.
                                         Power Components, Inc.
                                         California Fasteners, Inc.
                                         Fas-Tronics, Inc.
                                         Fortune Industries, Inc.
                                         Capital Fasteners, Inc.
                                         R.S.D. Sales Co. Inc.
                                         B & G Supply Company, Inc.
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
---------------------------------------------------------------------------------------------------------------------
Milton M. Adler                 Director of Questron Technology, Inc.
---------------------------------------------------------------------------------------------------------------------
Phillip D. Schwiebert           Vice President of Questron Technology, Inc.
                                Western Regional Vice President of Questron Distribution Logistics, Inc.
---------------------------------------------------------------------------------------------------------------------
James W. Taylor                 Vice President of Questron Technology, Inc.
                                President and Director of Integrated Material Systems, Inc.
---------------------------------------------------------------------------------------------------------------------
Christopher V. Polimeni         Controller of:
                                         Questron Technology, Inc.
                                         Questron Finance Corp.
                                         Questron Operating Company, Inc.
                                         Questron Distribution Logistics, Inc.
                                         Comp Ware, Inc.
                                         Integrated Material Systems, Inc.
                                         Power Components, Inc.
                                         California Fasteners, Inc.
                                         Fas-Tronics, Inc.
                                         Fortune Industries, Inc.
                                         Capital Fasteners, Inc.
                                         R.S.D. Sales Co. Inc.
                                         B & G Supply Company, Inc.
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
---------------------------------------------------------------------------------------------------------------------
Douglas J. Dinicola             President of Comp Ware, Inc.
---------------------------------------------------------------------------------------------------------------------
Frank E. Hutchinson             President of Power Components, Inc.
---------------------------------------------------------------------------------------------------------------------
Gregory Fitzgerald              President of Fas-Tronics, Inc.
=====================================================================================================================

                                    Annex 3-9

=====================================================================================================================
NAME                            NATURE OF AFFILIATION
=====================================================================================================================
Malcolm Tallmon                 Vice President of Questron Technology, Inc.
                                President of Fortune Industries, Inc.
---------------------------------------------------------------------------------------------------------------------
James R. Gilchrist              President of Capital Fasteners, Inc.
---------------------------------------------------------------------------------------------------------------------
Raul H. Torres                  President of:
                                         Action Threaded Products, Inc.
                                         Action Threaded Products of Georgia, Inc.
                                         Action Threaded Products of Minnesota, Inc.
=====================================================================================================================

                                   Annex 3-10

                                     ANNEX 3

                                   PART 2.4(C)
                              INTELLECTUAL PROPERTY


None.

                                   Annex 3-11

                                     ANNEX 3

                                   PART 2.9(B)
                 AGREEMENTS RESTRICTING THE RIGHT TO INCUR DEBT


         1.       The Senior Credit Documents.

         2.       $20 million Senior Subordinated Debt.

                                   Annex 3-12

                                     ANNEX 3

                                   PART 2.9(D)
              RESTRICTIONS ON DIVIDENDS AND THE INCURRENCE OF DEBT


         1.       The Senior Credit Documents.

         2.       $20 million Senior Subordinated Debt.

                                   Annex 3-13

                                     ANNEX 3

                            ENVIRONMENTAL COMPLIANCE
                                  PART 2.12(A)


None.




                                  PART 2.12(B)


None.




                                  PART 2.12(C)


None.

                                   Annex 3-14

                                     ANNEX 3

                                  PART 2.14(A)
                              GOVERNMENTAL CONSENTS


None.

                                   Annex 3-15

                                     ANNEX 3

                                  PART 2.17(A)
                        OFFEREES OF PURCHASED SECURITIES


         Albion Alliance Mezzanine Fund, L.P.

         IBJ Whitehall Bank & Trust Company

         Exeter Capital Partners IV, L.P.

                                   Annex 3-16

                                     ANNEX 3

                                  PART 2.19(A)
               CAPITALIZATION OF QUESTRON OPERATING COMPANY, INC.


(i) The authorized Capital Stock and other securities of the Company consists of 1000 shares of voting Common Stock.

         The outstanding Capital Stock and other securities of the Company consists of 1000 shares of voting Common Stock.

(ii) 100% of the Common Stock of the Company is owned by Questron Finance Corp. which, in turn, is wholly owned by the Parent.

(iii)    None.

(iv)     None.

                                   Annex 3-17

                                     ANNEX 3

                                  PART 2.19(B)
                   CAPITALIZATION OF QUESTRON TECHNOLOGY, INC.


(i) The authorized and outstanding shares of Capital Stock and other Securities of the Parent is:

======================================================================================================================
CLASS                             NUMBER OF SHARES ISSUED    VOTING OR            NUMBER OF SHARES AUTHORIZED BUT
                                  AND OUTSTANDING            NON-VOTING           UNISSUED
======================================================================================================================
common stock, par value $0.001    8,493,404                  Voting               11,506,596
per share
----------------------------------------------------------------------------------------------------------------------
preferred stock                   0                                               10,000,000
======================================================================================================================


(ii) Beneficial holders of more than 5% of Parent's Common Stock (percentages do not give effect to Closing Date transactions):

======================================================================================================================
NAME                             SHARES           WARRANTS         OPTIONS                    TOTAL  OWNERSHIP
======================================================================================================================
Dominic Polimeni                 144,821          500,000          576,265                1,221,086  7.9%
----------------------------------------------------------------------------------------------------------------------
The Gubitosi Family              130,137          500,000          576,265                1,206,402  7.8%
----------------------------------------------------------------------------------------------------------------------
Phil Schwiebert                  113,339          250,000          560,000                  923,339  6.0%
----------------------------------------------------------------------------------------------------------------------
Doug Zadow                       563,037          0                324,621                  887,658  5.7%
======================================================================================================================


(iii)    The Rights of the Parent are as follows:

         A. Series IV Warrants to issue 3,998,000 shares of common stock at $5.75 exercisable currently through March 4, 2002;
         B. 2,065,000 Performance Options are held by affiliates and employees. The strike prices of the Options are as follows:
                  (i) 166,667 options at $7.75 and (ii) 1,898,333 at $4.50;
         C. Approximately 120,000 unissued shares of restricted Common Stock have been reserved by Parent in connection with the acquisitions of Action Threaded Products, Inc. and Olympic Fasteners and Electronic Hardware;
         E. 264,000 Stock Options are held by affiliates. The strike prices of the Options are as follows: (i) 30,000 at $3.75;
                  (ii) 90,000 at $6.00; (iii) 50,000 at $4.50; (iv) 10,000 at
                  $4.89; (v) 30,000 at $4.00; and (vi) 54,000 at prices between
                  $3.875 and $8.250;
         F. 1,003,033 Employee Stock Options are held by employees. The strike prices of the Options are as follows: (i) 30,000 at $6.00; (ii) 10,300 at $4.80; (iii) 74,000 at $6.625; (iv)
                  355,551 at $3.56; and (v) 533,182 unissued options under the 1996 Employee Stock Option Plan; and

                                   Annex 3-18

         G. A Shareholders' Rights Plan, by and between Questron Technology, Inc. and American Stock Transfer & Trust Company, as rights agent, was approved by Questron Technology, Inc.'s Board of Directors on September 22, 1998.

(iv) There are no obligations of the Parent to repurchase or otherwise acquire or retire any shares of Capital Stock or Rights of the Parent, other than the put agreement in place with the former shareholders of California Fasteners, Inc. and R.S.D. Sales Co. Inc. as disclosed in the consolidated financial statements included in the Parent's Annual Report on Form 10-K for 1999.

The Issuers have not imposed any Liens on the outstanding shares of Capital Stock of the Parent.

There are no preemptive rights, subscription rights, or other contractual rights similar in nature to preemptive rights with respect to any Capital Stock of the Parent.

                                   Annex 3-19

                                     ANNEX 3

                                  PART 2.20(C)
                             STOCKHOLDERS AGREEMENTS


None.

                                   Annex 3-20